UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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The Bancorp, Inc.

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ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 14, 2020

The following Notice of Change of Location relates to the proxy statement (the “Proxy Statement”) of The Bancorp, Inc. (the “Company”), dated April 10, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on Thursday, May 14, 2020. This Supplement is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 24, 2020.

THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION AND THIS

NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

NOTICE OF CHANGE OF LOCATION

OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 14, 2020

To the Stockholders of The Bancorp, Inc.:

To support the health and well-being of its stockholders, employees and the greater community due to the public health impact of the coronavirus (COVID-19) outbreak, NOTICE IS HEREBY GIVEN that the location of the Company’s upcoming 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed. As previously announced in its Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”), the Annual Meeting will be held on Thursday, May 14, 2020, at 10:00 a.m. Delaware time, but the Annual Meeting will be held in a virtual-only format and stockholders will not be able to attend in person. The virtual meeting will provide stockholders the ability to participate, vote their shares, and ask questions.

As described in the previously distributed Proxy Statement, stockholders are entitled to participate in the Annual Meeting if they were a stockholder as of the close of business on March 23, 2020, the record date. Regardless of whether you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the Annual Meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with the proxy materials previously distributed may continue to be used to vote your shares in connection with the Annual Meeting.

To access the virtual meeting, stockholders should visit https://web.lumiagm.com/239103630. The password for the meeting is “bancorp2020”. Stockholders will be required to enter their unique 11-digit control number, which was previously provided on the proxy card or voting instructions forms. Registered holders can also request their control number by emailing proxy@astfinancial.com, and beneficial holders (stockholders whose shares are registered in the name of a bank, broker, trustee or other nominee) can obtain their control number by emailing a valid legal proxy (which can be obtained as described below) to proxy@astfinancial.com. You are encouraged to access the meeting prior to the start time leaving ample time for the check in.

If your shares are registered in the name of your bank, broker, trustee or other nominee, and you choose to vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank, trustee or other nominee and then register in advance to vote at the Annual Meeting. Follow the instructions from your broker or bank included with the proxy materials you previously received, or contact your broker or bank to request a legal proxy form. You must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to: American Stock Transfer & Trust Company LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 7, 2020.

The Company has designed the format of the Annual Meeting to ensure that stockholders are afforded the same rights and opportunities to participate as they would have at an in-person meeting, using online tools.

Your vote is important. Whether or not you intend to be present at the meeting, it is important that your shares be represented. The Bancorp urges you to authorize a proxy to vote your shares in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card or voting instruction form included in any hard copies of the proxy materials will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

By order of the Board of Directors,

/s/ Paul Frenkiel

Paul Frenkiel

Secretary

April 24, 2020

A copy of the Company’s press release dated April 24, 2020 is attached hereto.

The Bancorp, Inc. Announces Change to Virtual Annual Meeting

Wilmington, DE – April 24, 2020 – The Bancorp, Inc. (“Bancorp”) (Nasdaq: TBBK) today announced that the location of its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed to a virtual-only meeting format due to the public health impact of the coronavirus (COVID-19) outbreak and to support the health and well-being of its stockholders, employees and the greater community. As previously announced, the Annual Meeting will be held on Thursday, May 14, 2020 at 10:00 a.m., Delaware time, but stockholders will only be able to access the Annual Meeting remotely by live audio webcast. Stockholders as of the close of business on March 23, 2020 attending the Annual Meeting remotely will have the same opportunities they have had at past annual meetings to participate, vote and submit questions through the virtual meeting platform.

To access the virtual meeting, stockholders should visit https://web.lumiagm.com/239103630. The password for the meeting is “bancorp2020”. Stockholders will be required to enter their unique 11-digit control number, which was previously provided on the proxy card or voting instructions forms. Registered holders can also request their control number by emailing proxy@astfinancial.com, and beneficial holders (stockholders whose shares are registered in the name of a bank, broker, trustee or other nominee) can obtain their control number by emailing a valid legal proxy (which can be obtained as described below) to proxy@astfinancial.com. You are encouraged to access the meeting prior to the start time leaving ample time for the check in.

If your shares are registered in the name of your bank, broker, trustee or other nominee, and you choose to vote in person at the virtual Annual Meeting, you must first obtain a valid legal proxy from your broker, bank, trustee or other nominee and then register in advance to vote at the Annual Meeting. Follow the instructions from your broker or bank included with the proxy materials you previously received, or contact your broker or bank to request a legal proxy form. You must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to American Stock Transfer & Trust Company, LLC. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to: American Stock Transfer & Trust Company LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on May 7, 2020.

Your vote is important. Whether or not you intend to be present at the meeting, it is important that your shares be represented. The Bancorp urges you to authorize a proxy to vote your shares in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card or voting instruction form included in any hard copies of the proxy materials will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting.

About The Bancorp

The Bancorp, Inc. (NASDAQ: TBBK) is dedicated to serving the unique needs of non-bank financial service companies, ranging from entrepreneurial start-ups to those on the Fortune 500. The company’s subsidiary, The Bancorp Bank (Member FDIC, Equal Housing Lender), has been repeatedly recognized in the payments industry as the Top Issuer of Prepaid Cards (US), a top merchant sponsor bank and a top ACH originator. Specialized lending distinctions include National Preferred SBA Lender, a leading provider of securities-backed lines of credit, and one of the few bank-owned commercial vehicle leasing groups in the nation. For more information please visit www.thebancorp.com

The Bancorp Contact
Andres Viroslav

Investor Relations

215-861-7990
aviroslav@thebancorp.com